UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 20, 2012 (July 12, 2012)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-49669                 30 0658859
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
   (Address of principal executive offices)                      (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Registrant's wholly owned subsidiary, Baker's Pride, Inc. ("BPI") was advised verbally on July 12, 2012 and by written notice on July 16, 2012 that effective October 31, 2012, Aldi, Inc., BPI's sole customer, will be terminating BPI as a supplier to Aldi, Inc. due to BPI's inability to meet certain pricing, cost and product offering needs.

BPI's management and sales team is actively seeking new customers to replace the Aldi, Inc. business.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMINCOR, INC.

Date: July 20, 2012
                                            By: /s/ John R. Rice, III
                                                --------------------------------
                                                John R. Rice, III
                                                President

                                       3